SHORT-TERM INVESTMENTS (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Jun. 30, 2021
Short-term Investments [Abstract]
Cost or Amortized cost	$ 34,769	$ 48,808
Gross unrecognized gains	0	0
Gross unrecognized losses	0	0
Fair value	$ 34,769	$ 48,808